SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                 APRIL 15, 1997


                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
               (Exact name of registrant as specified in charter)


 DELAWARE                 33-80837                     75-2655744
(State or other        (Commission File           (IRS Employer Identification
   jurisdiction of         Number)                   Number)
   incorporation)


225 E. JOHN CARPENTER FREEWAY, IRVING, TEXAS         75062-2731
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (972) 506-5026


                         NOT APPLICABLE
(Former name or former address, if changed since last report.)

 Item 5.                   Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Periods ending March 31, 1997 and April 30, 1997.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

 Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         EXHIBIT NO.

         19.1     Certificateholders Statements

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NATIONSCREDIT GRANTOR TRUST 1996 - 1
                                                (Registrant)

                                   By:  NationsCredit Commercial Corporation
                                        of America, as Servicer
                                        of NationsCredit Grantor Trust
                                        1996-1


Date:  June 4, 1997                By: /S/ LAWRENCE ANGELILLI
                                        Name:  Lawrence Angelilli
                                        Title: Vice President and Tresurer

 EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

19.1                                Certificateholders Statements